Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Anthony Santelli, the Chief Financial Officer of Blue Biofuels, Inc. (the “Company”), DOES HEREBY CERTIFY that:

1. The Company’s Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2021 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 13th day of August, 2021.

/s/ Anthony Santelli
Anthony Santelli
Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Blue Biofuels, Inc. and will be retained by Blue Biofuels, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.